Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Mark Stoutenberg
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	857-227-4491
gsorice@akamai.com	mstouten@akamai.com

AKAMAI REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

Second quarter revenue of $980 million, up 5% year-over-year and up 6% when adjusted for foreign exchange*

Security and compute revenue represented 66% of total revenue in the second quarter and combined grew 17% year-over-year and 18% when adjusted for foreign exchange*

GAAP net income per diluted share of $0.86, up 2% year-over-year and up 6% when adjusted for foreign exchange*, and non-GAAP net income per diluted share* of $1.58, up 6% year-over-year and up 9% when adjusted for foreign exchange*

CAMBRIDGE, Mass. – August 8, 2024 – Akamai Technologies, Inc. (NASDAQ: AKAM), the cloud company that powers and protects life online, today reported financial results for the second quarter ended June 30, 2024.

"Akamai delivered solid results in the second quarter highlighted by our strong bottom-line performance and continued strength in our security and cloud computing solutions, which now represent approximately two-thirds of total revenue," said Dr. Tom Leighton, Akamai's Chief Executive Officer. "We continue to execute on our strategy of investing in growth areas while remaining committed to driving profitability across the business and returning value to shareholders."

Akamai delivered the following results for the second quarter ended June 30, 2024:

Revenue: Revenue was $980 million, a 5% increase over second quarter 2023 revenue of $936 million and a 6% increase when adjusted for foreign exchange.*

Revenue by solution:

•Security revenue was $499 million, up 15% year-over-year and up 16% when adjusted for foreign exchange*
•Delivery revenue was $329 million, down 13% year-over-year and down 12% when adjusted for foreign exchange*
•Compute revenue was $151 million, up 23% year-over-year and up 24% when adjusted for foreign exchange*

Revenue by geography:

•U.S. revenue was $509 million, up 6% year-over-year
•International revenue was $471 million, up 3% year-over-year and up 5% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $148 million, a 1% decrease from second quarter 2023. GAAP operating margin for the second quarter was 15%, down 1 percentage point from the same period last year.

Non-GAAP income from operations* was $282 million, a 3% increase from second quarter 2023. Non-GAAP operating margin* for the second quarter was 29%, flat from the same period last year.

Net income: GAAP net income was $132 million, a 2% increase from second quarter 2023. Non-GAAP net income* was $243 million, a 6% increase from second quarter 2023.

EPS: GAAP net income per diluted share was $0.86, a 2% increase from second quarter 2023 and a 6% increase when adjusted for foreign exchange.* Non-GAAP net income per diluted share* was $1.58, a 6% increase from second quarter 2023 and a 9% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA* was $409 million, a 5% increase from second quarter 2023.

Supplemental cash information: Cash from operations for the second quarter of 2024 was $431 million, or 44% of revenue. Cash, cash equivalents and marketable securities was $1.9 billion as of June 30, 2024.

Share repurchases: The Company spent $128 million in the second quarter of 2024 to repurchase 1.4 million shares of its common stock at an average price of $94.29 per share. The Company had 152 million shares of common stock outstanding as of June 30, 2024.

Financial guidance:

The Company reports the following financial guidance for the third quarter and full year 2024:

	Three Months Ending September 30, 2024		Year Ending December 31, 2024
	Low End	High End	Low End	High End
Revenue (in millions)	$988	$1,008	$3,970	$4,010
Security revenue growth rates year-over-year *			15%	17%
Compute revenue growth rates year-over-year *			23%	25%
Non-GAAP operating margin *	29%	29%	29%	29%
Non-GAAP net income per diluted share *	$1.56	$1.62	$6.34	$6.47
Non-GAAP tax rate*	19%	20%	19%	20%
Shares used in non-GAAP per diluted share calculations * (in millions)	154	154	154	154
Capex as a percentage of revenue *	17%	17%	16%	16%

This guidance is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items Akamai excludes from non-GAAP measures. For example, stock-based compensation is unpredictable for Akamai’s performance-based awards, which can fluctuate significantly based on current expectations of the future achievement of performance-based targets. Amortization of intangible assets, acquisition-related costs and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, Akamai excludes certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items Akamai excludes and to estimate certain discrete tax items, such as the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results.

* See Use of Non-GAAP Financial Measures below for definitions

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-833-634-5020 (or 1-412-902-4238 for international calls) and using passcode Akamai Technologies call. A live webcast of the call may be accessed at www.akamai.com in the Investor Relations section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-877-344-7529 (or 1-412-317-0088 for international calls) and using passcode 8485865. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai powers and protects life online. Leading companies worldwide choose Akamai to build, deliver, and secure their digital experiences – helping billions of people live, work, and play every day. Akamai Connected Cloud, a massively distributed edge and cloud platform, puts apps and experiences closer to users and keeps threats farther away. Learn more about Akamai’s cloud computing, security, and content delivery solutions at akamai.com and akamai.com/blog, or follow Akamai Technologies on X, formerly known as Twitter, and LinkedIn.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$448,042	$489,468
Marketable securities	1,189,232	374,971
Accounts receivable, net	699,258	724,302
Prepaid expenses and other current assets	233,928	216,114
Total current assets	2,570,460	1,804,855
Marketable securities	276,943	1,431,354
Property and equipment, net	1,911,012	1,825,944
Operating lease right-of-use assets	988,521	908,634
Acquired intangible assets, net	632,984	536,143
Goodwill	3,146,397	2,850,470
Deferred income tax assets	428,235	418,297
Other assets	132,980	124,340
Total assets	$10,087,532	$9,900,037
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$124,507	$146,927
Accrued expenses	283,862	352,181
Deferred revenue	139,934	107,544
Convertible senior notes	1,147,826	—
Operating lease liabilities	242,223	222,944
Other current liabilities	7,524	6,442
Total current liabilities	1,945,876	836,038
Deferred revenue	28,526	23,006
Deferred income tax liabilities	26,442	24,622
Convertible senior notes	2,394,187	3,538,229
Operating lease liabilities	831,264	774,806
Other liabilities	106,561	106,181
Total liabilities	5,332,856	5,302,882
Total stockholders' equity	4,754,676	4,597,155
Total liabilities and stockholders' equity	$10,087,532	$9,900,037

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenue	$979,580	$986,970	$935,721	$1,966,550	$1,851,419
Costs and operating expenses:
Cost of revenue (1) (2)	402,888	394,743	373,275	797,631	734,591
Research and development (1)	113,352	116,932	99,041	230,284	190,904
Sales and marketing (1)	139,039	134,570	136,554	273,609	265,661
General and administrative (1) (2)	153,854	152,430	151,811	306,284	297,950
Amortization of acquired intangible assets	21,076	21,023	15,898	42,099	31,810
Restructuring charge	1,385	544	9,357	1,929	54,080
Total costs and operating expenses	831,594	820,242	785,936	1,651,836	1,574,996
Income from operations	147,986	166,728	149,785	314,714	276,423
Interest and marketable securities income, net	26,628	27,841	4,509	54,469	9,801
Interest expense	(6,829)	(6,818)	(3,157)	(13,647)	(5,838)
Other (expense) income, net	(949)	511	(1,130)	(438)	(3,493)
Income before provision for income taxes	166,836	188,262	150,007	355,098	276,893
Provision for income taxes	(35,148)	(12,844)	(21,191)	(47,992)	(50,971)
Net income	$131,688	$175,418	$128,816	$307,106	$225,922

Net income per share:
Basic	$0.86	$1.16	$0.85	$2.02	$1.47
Diluted	$0.86	$1.11	$0.84	$1.97	$1.46

Shares used in per share calculations:
Basic	152,265	151,628	152,064	151,946	153,850
Diluted	153,588	157,466	153,454	155,527	154,795

(1)    Includes stock-based compensation (see supplemental table for figures)
(2)     Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Cash flows from operating activities:
Net income	$131,688	$175,418	$128,816	$307,106	$225,922
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	158,549	156,183	139,125	314,732	274,582
Stock-based compensation	98,466	93,260	87,444	191,726	149,327
Provision (benefit) for deferred income taxes	13,946	(10,467)	(4,516)	3,479	409
Amortization of debt issuance costs	1,660	1,682	1,098	3,342	2,196
Loss (gain) on investments	66	—	(27)	66	(201)
Other non-cash reconciling items, net	1,896	2,062	17,052	3,958	38,654
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	17,538	(736)	2,473	16,802	(22,778)
Prepaid expenses and other current assets	1,253	(26,016)	7,912	(24,763)	(18,097)
Accounts payable and accrued expenses	19,523	(66,949)	13,478	(47,426)	(83,785)
Deferred revenue	(11,619)	34,316	602	22,697	37,051
Other current liabilities	624	356	(9,689)	980	16,145
Other non-current assets and liabilities	(2,627)	(7,231)	(17,457)	(9,858)	(19,615)
Net cash provided by operating activities	430,963	351,878	366,311	782,841	599,810
Cash flows from investing activities:
Cash paid for business acquisitions, net of cash acquired	(434,066)	—	(86,256)	(434,066)	(106,326)
Cash paid for asset acquisition	(4,796)	—	—	(4,796)	—
Purchases of property and equipment and capitalization of internal-use software development costs	(163,537)	(173,754)	(176,289)	(337,291)	(398,534)
Purchases of short- and long-term marketable securities	(16,103)	(170,019)	(630)	(186,122)	(134,821)
Proceeds from sales, maturities and redemptions of short- and long-term marketable securities	337,220	182,255	15,319	519,475	292,205
Other, net	(5,400)	9,935	(498)	4,535	(20,766)
Net cash used in investing activities	(286,682)	(151,583)	(248,354)	(438,265)	(368,242)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Cash flows from financing activities:
Proceeds from borrowings under revolving credit facility	—	—	90,000	—	90,000
Repayment from borrowings under revolving credit facility	—	—	(70,000)	—	(70,000)
Proceeds from the issuance of common stock under stock plans	7,956	20,310	10,074	28,266	31,331
Employee taxes paid related to net share settlement of stock-based awards	(31,914)	(109,333)	(9,712)	(141,247)	(39,606)
Repurchases of common stock	(127,809)	(125,449)	(137,358)	(253,258)	(485,958)
Other, net	(8,678)	(1,509)	(204)	(10,187)	(256)
Net cash used in financing activities	(160,445)	(215,981)	(117,200)	(376,426)	(474,489)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(5,293)	(4,013)	(3,007)	(9,306)	(710)
Net decrease in cash, cash equivalents and restricted cash	(21,457)	(19,699)	(2,250)	(41,156)	(243,631)
Cash, cash equivalents and restricted cash at beginning of period	470,771	490,470	301,641	490,470	543,022
Cash, cash equivalents and restricted cash at end of period	$449,314	$470,771	$299,391	$449,314	$299,391

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY SOLUTION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Security	$498,708	$490,681	$432,946	$989,389	$838,498
Delivery	329,399	351,758	379,698	681,157	774,082
Compute	151,473	144,531	123,077	296,004	238,839
Total revenue	$979,580	$986,970	$935,721	$1,966,550	$1,851,419
Revenue growth rates year-over-year:
Security	15%	21%	14%	18%	10%
Delivery	(13)	(11)	(9)	(12)	(10)
Compute	23	25	16	24	30
Total revenue	5%	8%	4%	6%	2%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates (1):
Security	16%	21%	14%	19%	12%
Delivery	(12)	(10)	(8)	(11)	(9)
Compute	24	25	17	24	31
Total revenue	6%	8%	4%	7%	4%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
U.S.	$508,696	$512,347	$480,062	$1,021,043	$953,895
International	470,884	474,623	455,659	945,507	897,524
Total revenue	$979,580	$986,970	$935,721	$1,966,550	$1,851,419
Revenue growth rates year-over-year:
U.S.	6%	8%	1%	7%	—%
International	3	7	7	5	6
Total revenue	5%	8%	4%	6%	2%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates (1):
U.S.	6%	8%	1%	7%	—%
International	5	8	8	7	9
Total revenue	6%	8%	4%	7%	4%

(1) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Stock-based compensation:
Cost of revenue	$15,864	$12,618	$11,339	$28,482	$20,668
Research and development	36,951	38,045	32,258	74,996	54,102
Sales and marketing	18,976	18,811	17,723	37,787	31,268
General and administrative	26,675	23,786	26,124	50,461	43,289
Total stock-based compensation	$98,466	$93,260	$87,444	$191,726	$149,327

Depreciation and amortization:
Network-related depreciation	$68,936	$65,675	$55,212	$134,611	$107,388
Capitalized internal-use software development amortization	42,407	43,632	44,249	86,039	87,726
Other depreciation and amortization	15,983	16,030	15,747	32,013	31,981
Depreciation of property and equipment	127,326	125,337	115,208	252,663	227,095
Capitalized stock-based compensation amortization (1)	10,048	9,712	7,926	19,760	15,459
Capitalized interest expense amortization (1)	99	111	93	210	218
Amortization of acquired intangible assets	21,076	21,023	15,898	42,099	31,810
Total depreciation and amortization	$158,549	$156,183	$139,125	$314,732	$274,582

Capital expenditures, excluding stock-based compensation and interest expense (2) (3):
Purchases of property and equipment	$94,463	$74,635	$134,847	$169,098	$292,377
Capitalized internal-use software development costs	72,653	77,491	64,112	150,144	130,376
Total capital expenditures, excluding stock-based compensation and interest expense	$167,116	$152,126	$198,959	$319,242	$422,753
Capex as a percentage of revenue (3)	17%	15%	21%	16%	23%

End of period statistics:
Number of employees	10,920	10,533	10,100

(1) Amortization of capitalized stock-based compensation and interest expense in this table excludes amortization of capitalized stock-based compensation and interest expense capitalized related to cloud-computing arrangements and contract fulfillment costs. However, the amounts are included in our total amortization of capitalized stock-based compensation and interest expense that is excluded from our non-GAAP measures (see reconciliations of GAAP to non-GAAP measures).
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND TAX RATE

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Income from operations	$147,986	$166,728	$149,785	$314,714	$276,423
GAAP operating margin	15%	17%	16%	16%	15%
Amortization of acquired intangible assets	21,076	21,023	15,898	42,099	31,810
Stock-based compensation	98,466	93,260	87,444	191,726	149,327
Amortization of capitalized stock-based compensation and capitalized interest expense	10,434	10,123	8,217	20,557	16,130
Restructuring charge	1,385	544	9,357	1,929	54,080
Acquisition-related costs	2,179	172	2,340	2,351	9,108
Operating adjustments	133,540	125,122	123,256	258,662	260,455
Non-GAAP income from operations	$281,526	$291,850	$273,041	$573,376	$536,878
Non-GAAP operating margin	29%	30%	29%	29%	29%

Net income	$131,688	$175,418	$128,816	$307,106	$225,922
Operating adjustments (from above)	133,540	125,122	123,256	258,662	260,455
Amortization of debt issuance costs	1,660	1,682	1,098	3,342	2,196
Loss (gain) on investments	66	—	(27)	66	(201)
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(24,306)	(46,727)	(25,152)	(71,033)	(42,067)
Non-GAAP net income	$242,648	$255,495	$227,991	$498,143	$446,305

GAAP tax rate	21%	7%	14%	14%	18%
Income tax effect of non-GAAP adjustments and certain discrete tax items	(1)	12	3	5	(1)
Non-GAAP tax rate	20%	19%	17%	19%	17%

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
GAAP net income per diluted share	$0.86	$1.11	$0.84	$1.97	$1.46
Adjustments to net income:
Amortization of acquired intangible assets	0.14	0.13	0.10	0.27	0.21
Stock-based compensation	0.64	0.59	0.57	1.23	0.96
Amortization of capitalized stock-based compensation and capitalized interest expense	0.07	0.06	0.05	0.13	0.10
Restructuring charge	0.01	—	0.06	0.01	0.35
Acquisition-related costs	0.01	—	0.02	0.02	0.06
Amortization of debt issuance costs	0.01	0.01	0.01	0.02	0.01
Loss (gain) on investments	—	—	—	—	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.16)	(0.30)	(0.16)	(0.46)	(0.27)
Adjustment for shares (1)	—	0.02	—	0.03	—
Non-GAAP net income per diluted share	$1.58	$1.64	$1.49	$3.23	$2.88

Shares used in GAAP per diluted share calculations	153,588	157,466	153,454	155,527	154,795
Impact of benefit from note hedge transactions (1)	(199)	(2,114)	—	(1,157)	—
Shares used in non-GAAP per diluted share calculations (1)	153,389	155,352	153,454	154,370	154,795

(1) Shares used in non-GAAP per diluted share calculations have been adjusted for the three months ended June 30, 2024 and March 31, 2024 and the six months ended June 30, 2024 for the benefit of Akamai's note hedge transactions. During these periods, Akamai's average stock price was in excess of $95.10, which is the initial conversion price of Akamai's convertible senior notes due in 2025. See Use of Non-GAAP Financial Measures below for further definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income	$131,688	$175,418	$128,816	$307,106	$225,922
Net income margin	13%	18%	14%	16%	12%
Interest and marketable securities income, net	(26,628)	(27,841)	(4,509)	(54,469)	(9,801)
Provision for income taxes	35,148	12,844	21,191	47,992	50,971
Depreciation and amortization	127,326	125,337	115,208	252,663	227,095
Amortization of capitalized stock-based compensation and capitalized interest expense	10,434	10,123	8,217	20,557	16,130
Amortization of acquired intangible assets	21,076	21,023	15,898	42,099	31,810
Stock-based compensation	98,466	93,260	87,444	191,726	149,327
Restructuring charge	1,385	544	9,357	1,929	54,080
Acquisition-related costs	2,179	172	2,340	2,351	9,108
Interest expense	6,829	6,818	3,157	13,647	5,838
Loss (gain) on investments	66	—	(27)	66	(201)
Other expense (income), net	883	(511)	1,157	372	3,694
Adjusted EBITDA	$408,852	$417,187	$388,249	$826,039	$763,973
Adjusted EBITDA margin	42%	42%	41%	42%	41%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP financial measures). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP tax rate, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial measures and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities, as well as certain additional compensation costs payable to employees acquired from the Linode acquisition if employed for a certain period of time. The additional compensation cost was initiated by and determined by the seller, and is in addition to normal levels of compensation, including retention programs, offered by Akamai. Acquisition-related costs are impacted by the timing and size of the acquisitions, and Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of operating results to prior periods and to peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charge – Akamai has incurred restructuring charges from programs that have significantly changed either the scope of the business undertaken by the Company or the manner in which that business is conducted. These charges include severance and related expenses for workforce reductions, impairments of long-lived assets that will no longer be used in operations (including right-of-use assets, other facility-related property and equipment and internal-use software) and termination fees for any contracts cancelled as part of these programs. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt issuance costs and capitalized interest expense – Akamai has convertible senior notes outstanding that mature in 2029, 2027 and 2025. The issuance costs of the convertible senior notes are amortized to interest expense and are excluded from Akamai's non-GAAP results because management believes the non-cash amortization expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to these gains and losses are not representative of Akamai's core business operations and ongoing operating performance.

•Gains and losses from equity method investment – Akamai records income or losses on its share of earnings and losses from its equity method investment, and any gains from returns of investments or impairments. Akamai excludes such income and losses because it does not have direct control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as the impact of intercompany sales of intellectual property related to acquisitions), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; amortization of debt issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; gains and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP tax rate – GAAP tax rate excluding the tax effect of non-GAAP adjustments and certain discrete tax items.

Non-GAAP net income per diluted share, or EPS – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average common shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,265 million of convertible senior notes due 2029 and the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, Akamai would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2029, 2027 and 2025, unless Akamai's weighted average stock price is greater than $126.31, $116.18 and $95.10, respectively, the initial conversion prices, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest and marketable securities income and losses; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; gains and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Capex as a percentage of revenue – Capital expenditures, or capex, excluding stock-based compensation and interest expense, stated as a percentage of revenue.

Impact of foreign currency exchange rate – Revenue and earnings from international operations have historically been important contributors to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our international subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain statements that are not statements of historical fact and constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about expected future financial performance, expectations, plans and prospects of Akamai. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; effects of competition, including pricing pressure and changing business models; impact of macroeconomic trends, including economic uncertainty, turmoil in the financial services industry, the effects of inflation, rising and fluctuating interest rates, foreign currency exchange rate fluctuations, securities market volatility and monetary supply fluctuations; conditions and uncertainties in the geopolitical environment, including sanctions and disruptions resulting from the ongoing war in Ukraine; continuing supply chain and logistics costs, constraints, changes or disruptions; defects or disruptions in our products or IT systems, including cyber-attacks, data breaches or malware; failure to realize the expected benefits of any of our acquisitions or reorganizations; changes to economic, political and regulatory conditions in the United States and internationally; our ability to attract and retain key personnel; impact of the COVID-19 pandemic; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in our Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents filed with the SEC.

In addition, the statements in this press release and on our quarterly earnings conference call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.